Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Stock Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 31 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 32 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Stock Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Regional Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 26 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 27 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Regional Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Balanced Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 7 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 8 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Balanced Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Bond Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 31 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 32 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Bond Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout WorldWide Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 14 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 16 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout WorldWide Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Money Market Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 32 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 33 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Money Market Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Tax-Free Money Market Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 32 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 33 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Tax-Free Money Market Fund, Inc. as of June 30, 1998, which are included in such Post-Effective
Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Capital Preservation Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 1 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 3 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Capital Preservation Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6380  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


UMB Scout Kansas Tax-Exempt Bond Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 1 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 3 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 24, 1998, accompanying and pertaining to the financial statements of UMB Scout Kansas Tax-Exempt Bond Fund, Inc. as of June 30, 1998, which are included in such Post-Effective Amendments.



                                           /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 1998